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                                                                   Exhibit 10.11



                    ATA TESTING AUTHORITY (HOLDINGS) LIMITED

                              (CHINESE CHARACTERS)
                             OPTION EXERCISE NOTICE

(CHINESE CHARACTERS)
(CHINESE CHARACTERS)

To: Mr. Wang Jian Guo
Address: Room 2706, Tower A, No. 210, Guang An Men Nei Avenue, Xuanwu District,
         Beijing, China

(CHINESE CHARACTERS): 07/02/12
Date: February, 12th, 2007

(CHINESE CHARACTERS):
Dear Mr. Wang Jianguo:

(CHINESE CHARACTERS)
As per the Call Option and Cooperation Agreement entered into on October 27, 2006 among us and others, we hereby designate Mr. Wang Lin (ID Number:
110108196107114972) to acquire all of the share equity of ATA Online Education Technology Limited owned by you. Please do anything necessary to completed the transfer of shares within [30] days of this Notice.

(CHINESE CHARACTERS)!
Your truly,



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ATA TESTING AUTHORITY (HOLDINGS) LIMITED
(CHINESE CHARACTERS) Name:
(CHINESE CHARACTERS) Position: